UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant   ☐
Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

FIRST FRANKLIN CORPORATION
(Name of Registrant as Specified In Its Charter)
Lenox Wealth Management, Inc. John C. Lame
(Name Of Person(S) Filing Proxy Statement, If Other Than The Registrant)
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LENOX	Wealth Management	8044 Montgomery Road Suite 480 Cincinnati, Ohio 45236
Office (513) 618-7080 – (800) 472-5734 – Fax (513) 618-7079		financial solutions since 1887

June 7, 2010

Dear Fellow Shareholders,

Jack Kuntz, in his latest letter to shareholders on June 2, 2010, tells us that he is tiring of this proxy contest being waged by Lenox Wealth Management.   Mr. Kuntz and the Siemers family would love very much for Lenox to go away and stop putting the spotlight on the excessive wages for senior management, waste and mismanagement that has occurred at our company over the years.  He would love for shareholders to just accept their thin argument that the economy and Lenox are to blame for all of Franklin’s troubles, and obediently vote for them once again.  Well, they say the definition of insanity is to keep doing the same thing and expecting a different outcome.   A vote for Mr. Kuntz and Mr. Siemers is a vote to continue with the same policies and leadership that have given us the bottom performing institution we own today. Recently, Institutional Shareholder Services (“ISS”), a subsidiary of RiskMetrics Group, has come to a similar conclusion. RiskMetrics recommends that Franklin shareholders vote for John C. Lame, not for Kuntz or Siemers.

As you may know, RiskMetrics provides comprehensive analyses of proxy issues and provides vote recommendations for more than 40,000 shareholder meetings worldwide.  RiskMetrics has interviewed both sides in this contest, looked at both sides’ plans for the future, and recommended that you do not vote management’s blue proxy card.   They do recommend that you vote for John C. Lame using the WHITE CARD.  While noting that Jason D. Long has relevant experience that could prove beneficial to the Board, it has withheld its recommendation in this case given that Mssrs. Lame and Long work for the same company.  Accordingly, Lenox is advising the staff of the Securities and Exchange Commission that it is terminating the solicitation of proxies and withdrawing the nomination in connection with the election of Mr. Long.  We have and continue to want what is in the best interests of Franklin’s shareholders.

Mr. Kuntz tells us in his letter that he and Mr. Siemers informed the Office of Thrift Supervision of their “concerns” regarding whether Lenox has followed its change in control regulations and suggests that your vote for John C. Lame will not count.  This desperate misrepresentation may be his most despicable and absurd allegation yet. Lenox has filed with OTS the appropriate notice of change of control and continues to intend to comply with all federal laws.  Lenox and Mr. Lame have worked successfully with the OTS before and are working with them again. Your vote for him is critical for change at Franklin.

Don’t be misled. Mr. Kuntz’s Board has attempted to put every hurdle possible in the way of any opportunity to see constructive change in the governance of Franklin.  Instead of coming to an agreement with a significant shareholder to allow you to have a minority voice in the accountability of the Board to shareholders, they have instructed their lawyers – at your significant expense – to do everything possible to impede our efforts.

More than anything, this election is about registering your disapproval of the entrenched leadership at Franklin.  We have already stated that win or lose, Lenox is not going away.

When you vote your proxy this year, please vote for John C. Lame by signing, dating and mailing the WHITE CARD.   Win or lose, we will continue to be an activist shareholder, and we will continue to demand that the Franklin board deliver a return to shareholders…something at which the Board continues to fail miserably.

If you have any questions or need further information, please do not hesitate to contact us at 513-618-7080 or the professionals at The Altman Group who are assisting Lenox in this proxy contest.  They can be reached by calling toll free at 1.877.297.1741.

Sincerely,

Lenox Wealth Management

FIRST FRANKLIN CORPORATION
COMMON STOCK REVOCABLE PROXY

2010 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF
LENOX WEALTH MANAGEMENT, INC.
JOHN C. LAME

IN OPPOSITION TO THE BOARD OF DIRECTORS
OF
FIRST FRANKLIN CORPORATION

The undersigned hereby appoints John C. Lame and Peter Casey (of The Altman Group) and each or either of them, as proxy and attorney-in-fact for the undersigned, with full power to each of substitution and resubstitution, to vote all shares of common stock of First Franklin Corporation (the "Company") which the undersigned is entitled to vote at the Company’s 2010 Annual Meeting of Stockholders scheduled to be held on June 14, 2010, at 3:00 p.m. local time, and any postponements or adjournments thereof (the "Meeting"), hereby revoking all prior proxies, on the matters set forth below as follows:

1.	Election of Directors.	Nominees:	John C. Lame

	FOR all the nominees listed above		WITHHOLD AUTHORITY to vote for all the nominees listed above
	☐		☐

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE OR NOMINEES, WRITE THAT NOMINEE’S NAME(S) IN THE SPACE PROVIDED BELOW.

2.	Ratification of the selection of Clark, Schaefer, Hackett & Co. as the Company’s independent registered public accounting firm for the year ending December 31, 2010.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

3.	Stockholder proposal to declassify the Company’s Board of Directors.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

4.	In the discretion of the proxy holders, on any other matters that may properly come before the Meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED.
IF A CHOICE IS NOT SPECIFIED, THE PROXY WILL BE VOTED "FOR" THE NOMINEE LISTED ABOVE, “FOR” THE
SELECTION OF CLARK, SCHAEFER, HACKETT & CO. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM “FOR” THE
STOCKHOLDER PROPOSAL TO DECLASSIFY THE BOARD AND IN THE DISCRETION OF THE PROXY HOLDERS, ON ANY OTHER MATTERS
UNKNOWN A REASONABLE TIME BEFORE THIS SOLICITATION THAT MAY
PROPERLY COME BEFORE THE MEETING.

Please sign exactly as your name appears hereon. When shares are held by two or more persons, all of them should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by the authorized person.

Date
(SIGNATURE)

(SIGNATURE IF HELD JOINTLY)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

SUPPORT LENOX!

VOTE THE WHITE CARD!!

Vote by Telephone or the Internet:

It’s quick, easy and free

To vote your shares please locate the Control Number on the enclosed WHITE proxy card.

Then either:

•	Call the following Toll-Free number: ____________________________

-or-

•	Log on to: www.proxyvote.com to vote your shares

Your vote is important to us.  Vote the WHITE proxy card today.

Thank you for voting.

Telephone or Internet voting authorizes the names proxies to vote your securities in the same manner as if you marked, signed and returned the WHITE proxy card.